Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events
Note 12 - Subsequent Events

12. Subsequent Events

In January 2021, the Company entered into a second Paycheck Protection Program Term Note (the “Note 2”) with a lender pursuant to the Paycheck Protection Program of the CARES Act administered by the SBA. The Company received total proceeds of $88,000, which management expects to use in accordance with the requirements of the CARES Act. Until the six-month anniversary of the Note 2 (the “Deferral Expiration Date of Note 2”), neither principal nor interest is due and payable. On the Deferral Expiration Date of Note 2, the outstanding principal of the Note 2 that is not forgiven will convert to an amortizing term loan at an interest rate of 1% per annum requiring equal monthly payments of principal and interest. The Company is accounting for the Note 2 using the debt model under ASC Topic 470.